UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2002

                              ENVIROKARE TECH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                     000-26095                            88-0412549
             (Commission File Number)          (IRS Employer Identification No.)

 2470 Chandler Avenue, Suite 5, Las Vegas, Nevada            89120
     (Address of Principal Executive Offices)              (Zip Code)

                                 (702) 262-1999
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

      On September 25, 2002, Envirokare Tech, Inc. (the "Company") issued a press release to announce that it has entered into a contract, dated August 6, 2002, with Schaefer Systems International, Inc. ("SSI"), pursuant to which the Company is to develop a proprietary material handling product for SSI and, upon successful completion of product development, supply product as specified in the contract. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

Exhibit
Number        Description of Document
------        -----------------------

99.1          Press release dated September 25, 2002


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ENVIROKARE TECH, INC.
                                                      (Registrant)


                                                  By: /s/ Steve Pappas
                                                      --------------------------
                                                      Steve Pappas, President

Date: September 25, 2002


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

                                  EXHIBIT INDEX

Exhibit
Number         Description of Document
------         -----------------------

99.1           Press release dated September 25, 2002


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